UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 29, 2012
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Estancia Property
On June 29, 2012 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”), through SIR Estancia, LLC (“SIR Estancia”), a wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, L.P., the Company's operating partnership (the “Operating Partnership”), acquired a fee simple interest in a 294-unit multifamily residential community located in Tulsa, Oklahoma, commonly known as Estancia Apartments (the “Estancia Property”), from a third party seller. On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Company, assigned to SIR Estancia the Purchase and Sale Agreement, dated February 15, 2012, as amended, for the purchase of the Estancia Property.
SIR Estancia acquired the Estancia Property for an aggregate purchase price of $27,900,000, exclusive of closing costs. SIR Estancia financed the payment of the purchase price for the Estancia Property with a combination of (1) proceeds from the Company’s public offering, and (2) the assumption of an existing mortgage loan from the Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the original principal amount of $20,500,000 (the “Estancia Loan”). For additional information on the terms of the Estancia Loan, see Item 2.03 below.
The Estancia Property was built in 2006 and consists of 11 three-story residential buildings and a separate leasing office/clubhouse situated on a 14.3-acre site. The garden-style property is comprised of 24 one bedroom/one bath units, 222 two bedroom/one and two bath units and 48 three bedroom/two bath units that average 1,145 square feet with an average monthly rent of $945. Unit amenities at the Estancia Property include nine-foot tray ceilings, crown molding, ceramic tile kitchens, baths, and foyers, built-in breakfast bars, built-in microwaves, full-sized washers and dryers, walk-in closets, private balconies or sunrooms, stainless finish appliances and flat-top stoves and faux plantation blinds. In addition, select units have double vanities, built-in bookshelves, separate showers with glass doors, wood burning fireplaces, garden tubs and attached or detached garages. Property amenities at the Estancia Property include gated access, a fitness center, a resort-style swimming pool with cabanas and heated spa, community grill, media center and game room, car care center, playground and a dog park. As of June 21, 2012, the Estancia Property was approximately 94% occupied.
An acquisition fee of approximately $570,000 was earned by Steadfast Income Advisor, LLC, the Company’s advisor (the “Advisor”), in connection with the acquisition of the Estancia Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Management of the Estancia Property
On the Closing Date, SIR Estancia and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Company, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management will serve as the exclusive leasing agent and manager of the Estancia Property. Pursuant to the Management Agreement, SIR Estancia will pay Steadfast Management a monthly management fee in an amount equal to 3.0% of the Estancia Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on June 29, 2013 and will continue thereafter on a month-to-month basis unless either party gives sixty (60) days prior written notice of its desire to terminate the Management Agreement. SIR Estancia may terminate the Management Agreement at any time upon thirty (30) days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the agreement that remains uncured for thirty (30) days after written notification of such breach.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by referenced into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Estancia Property Loan
In connection with the acquisition of the Estancia Property, pursuant to an Assumption Agreement (the “Assumption Agreement”), SIR Estancia assumed the Estancia Loan and all obligations under the Multifamily Note evidencing the Estancia Loan (the “Estancia Note”) and the Estancia Mortgage (as defined below) (collectively, the “Loan Documents”). Pursuant to the Loan Documents, SIR Estancia paid Freddie Mac a transfer fee in an amount equal to one percent (1%) of the unpaid principal balance of the Estancia Loan at the Closing Date and Freddie Mac's out-of-pocket costs, including legal fees, incurred in reviewing the transfer request. As of the Closing Date, the outstanding principal balance of the Estancia Loan was $20,500,000.
The Estancia Loan has a maturity date of October 1, 2017 (the “Initial Maturity Date”); provided however, that the Initial Maturity Date will automatically be extended to October 1, 2018 if no event of default under the Loan Documents exists as of the Initial Maturity Date (the “Extended Maturity Date”). Interest on the outstanding principal balance of the Estancia Loan will accrue at a fixed rate of 5.94% per annum until September 30, 2017. During the period the Initial Maturity Date is automatically extended (the “Extension Period”), interest will accrue on the outstanding principal balance of the Estancia Note at an adjustable interest rate as further described in the Estancia Note.
A monthly payment of interest on the Estancia Loan in the amount of $3,382.50 multiplied by the number of days in the month is due and payable on the first day of each month until the Initial Maturity Date. The entire outstanding principal balance and interest of the Estancia Loan is due and payable in full on the Initial Maturity Date, or, if applicable, the Extended Maturity Date. If the Initial Maturity Date is extended, then beginning on November 1, 2017 and continuing until and including the monthly installment due on the Extended Maturity Date, accrued interest only shall be payable in consecutive monthly installments in an amount to equal the product of annual interest (as calculated during the Extension Period) on the unpaid principal balance of the Estancia Note divided by 360 and multiplied by the number of days in the Extension Period. So long as any monthly payment or any other amount due under the Estancia Note remains past due for thirty (30) days or more or any other event of default under the Loan Documents has occurred and is continuing before September 30, 2017, interest will accrue on the Estancia Loan at a rate per annum equal to four (4) percentage points above 5.94%. If the event of default occurs during the Extension Period, interest will accrue on the Estancia Loan at a variable annual interest rate equal to four (4) percentage points above the adjustable interest rate as further described in the Estancia Note; provided, however, that at no time will the event of default interest rate exceed the maximum amount of interest allowed by applicable law. So long as any payment due under the Estancia Note or any other Loan Document is not received by Freddie Mac within ten (10) days after such payment is due during the period before September 30, 2017, or five days after such payment is due during the Extension Period, SIR Estancia will pay to Freddie Mac, immediately and without demand by Freddie Mac and in addition to the default interest rate, a late charge equal to 5.0% of the amount of the payment due.
SIR Estancia may voluntarily prepay all of the unpaid principal balance of the Estancia Loan and all accrued interest thereon and other sums due to Freddie Mac under the Loan Documents, provided that Estancia provides Freddie Mac with at least thirty (30) days prior written notice of any such prepayment. In addition, under certain circumstances SIR Estancia must also pay a prepayment fee to Freddie Mac, calculated as set forth in the Estancia Note, in connection with a voluntary prepayment of the Estancia Loan.
The performance of the obligations of SIR Estancia under the Estancia Loan are secured by a Multifamily Mortgage, Assignment of Rents and Security Agreement by SIR Estancia for the benefit of Freddie Mac with respect to the Estancia Property (the “Estancia Mortgage”). Additionally, pursuant to a Subordination of Management Agreement, SIR Estancia subordinated all of its existing and future rights and interests in the Management Agreement to the Estancia Loan and the Loan Documents.

Pursuant to the Estancia Note, SIR Estancia will have no liability under the Loan Documents for the repayment of the principal and interest and any other amounts due under the Loan Documents (the “Indebtedness”) or for the performance of any other obligations under the Loan Documents; provided, however, that (1) the Indebtedness shall be recourse to SIR Estancia for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Freddie Mac as a result of, among other events, (a) failure of SIR Estancia to pay to Freddie Mac upon demand after an event of default all rents and security deposits to which Freddie Mac is entitled under the Estancia Mortgage (b) failure of SIR Estancia to apply all insurance proceeds and condemnation proceeds as required by the Estancia Mortgage, (c) failure by SIR Estancia to comply with the provisions of the Estancia Mortgage regarding delivery of books, records, statements, schedules, and reports and (d) failure to pay water and sewer charges and assessments and other charges that can become a lien on the Estancia Property. SIR Estancia will be personally liable to Freddie Mac with respect to (a) the performance of SIR Estancia’s obligations under the environmental hazards provisions of the Estancia Mortgage, (b) any audit of SIR Estancia’s books and records by Freddie Mac pursuant to the Estancia Mortgage, (c) any costs and expenses incurred by Freddie Mac in connection with the collection of any amount for which Borrower is personally liable under the Estancia Mortgage and the costs of conducting any independent audit of SIR Estancia's books and records to determine the amount for which SIR Estancia has personal liability. In addition, SIR Estancia will be personally liable to Freddie Mac for the repayment of all Indebtedness, and the Estancia Loan will be fully recourse to SIR Estancia, upon the occurrence of, among other events, (1) fraud or written material misrepresentation by SIR Estancia or any officer, director, partner, member or employee of SIR Estancia in connection with the Indebtedness or any request for any action or consent by Freddie Mac, (2) SIR Estancia’s acquisition of any real property other than the Estancia Property or operation of any business other than the management of the Estancia Property, and (3) certain prohibited transfers of ownership interests in SIR Estancia or the Estancia Property.
In connection with the Estancia Loan, the Company has absolutely, unconditionally and irrevocably guaranteed to Freddie Mac full and prompt payment, when due, of all amounts for which SIR Estancia is personally liable under the Estancia Note, as described above, all costs and expenses incurred by Freddie Mac in enforcing its rights under the guaranty, and full and prompt payment and performance, when due, of SIR Estancia's obligations under the environmental hazards provisions of the Estancia Mortgage.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.5 through 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On July 6, 2012, the Company distributed a press release announcing the completion of the acquisition of the Estancia Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01    Financial Statements and Exhibits.
(a)     Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b)     Pro Forma Financial Information.
See Paragraph (a) above.

(c) Exhibits.
Exhibit    Description

10.1
Purchase and Sale Agreement, made as of February 15, 2012, by and between Steadfast Asset Holdings, Inc. and Estancia Tulsa, LLC and First American Title Insurance Company in its capacity as escrow agent

10.2	First Amendment to Purchase and Sale Agreement, dated as of May 8, 2012, by and between Steadfast Asset Holdings, Inc. and Estancia Tulsa, LLC

10.3	Assignment and Assumption of Purchase Agreement, dated as of June 29, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Estancia, LLC

10.4	Property Management Agreement, made as of June 29, 2012, by and between Steadfast Management Company, Inc. and SIR Estancia, LLC

10.5
Assumption Agreement, effective as of June 29, 2012, by and among Estancia Tulsa, LLC, SIR Estancia, LLC, Federal Home Loan Mortgage Corporation, Flournoy Development Company, LLC, and Steadfast Income REIT, Inc.

10.6	Multifamily Note, effective as of September 6, 2007, by Estancia Tulsa, LLC in favor of CBRE Melody & Company

10.7	Multifamily Mortgage, Assignment of Rents and Security Agreement, made as of September 6, 2007, by and between Estancia Tulsa, LLC and CBRE Melody & Company

10.8	Guaranty, effective as of June 29, 2012 by Steadfast Income REIT, Inc. to and for the benefit of Federal Home Loan Mortgage Corporation

10.9	Subordination of Management Agreement, effective as of June 29, 2012, by and between SIR Estancia, LLC, and Steadfast Management Company, Inc.

99.1	Press release, dated July 6, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	July 6, 2012	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer

EXHIBIT INDEX

Exhibits    Description

10.1
Purchase and Sale Agreement, made as of February 15, 2012, by and between Steadfast Asset Holdings, Inc. and Estancia Tulsa, LLC and First American Title Insurance Company in its capacity as escrow agent

10.2	First Amendment to Purchase and Sale Agreement, dated as of May 8, 2012, by and between Steadfast Asset Holdings, Inc. and Estancia Tulsa, LLC

10.3	Assignment and Assumption of Purchase Agreement, dated as of June 29, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Estancia, LLC

10.4	Property Management Agreement, made as of June 29, 2012, by and between Steadfast Management Company, Inc. and SIR Estancia, LLC

10.5
Assumption Agreement, effective as of June 29, 2012, by and among Estancia Tulsa, LLC, SIR Estancia, LLC, Federal Home Loan Mortgage Corporation, Flournoy Development Company, LLC, and Steadfast Income REIT, Inc.

10.6	Multifamily Note, effective as of September 6, 2007, by Estancia Tulsa, LLC in favor of CBRE Melody & Company

10.7	Multifamily Mortgage, Assignment of Rents and Security Agreement, made as of September 6, 2007, by and between Estancia Tulsa, LLC and CBRE Melody & Company

10.8	Guaranty, effective as of June 29, 2012 by Steadfast Income REIT, Inc. to and for the benefit of Federal Home Loan Mortgage Corporation

10.9	Subordination of Management Agreement, effective as of June 29, 2012, by and between SIR Estancia, LLC, and Steadfast Management Company, Inc.

99.1	Press release, dated July 6, 2012